AMAG Pharmaceuticals Q3-2016 Financial Results November 3, 2016

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, expected timing of certain milestones for the Makena subcutaneous auto-injector program, including availability of topline data and submission and anticipated approval of the sNDA; expected timing of certain milestones for the Phase 3 clinical trial for the expanded indication for Feraheme, including the completion of trial enrollment and submission and anticipated approval of the sNDA; Makena’s position in the market and future growth drivers for Makena, including the potential market opportunity, the ability to increase market share from compounders or increase Makena @Home administration and the impact of the enhanced agreement with Optum Home Health to include co-promotion; future growth drivers for CBR, including its ability to differentiate CBR’s offerings, improve commercial execution, leverage the larger sales force and align price with value proposition; future growth drivers for Feraheme, including opportunities and plans to grow market share in key segments, optimization of net revenue per gram, and the impact of potential approval of the label expansion, including the potential increase in size of the addressable market for Feraheme; AMAG’s updated 2016 financial guidance, including GAAP and non-GAAP revenues, GAAP operating income, adjusted EBITDA and GAAP and non-GAAP net income; AMAG’s ability to expand its portfolio and license and acquire products or companies that will transform AMAG, by providing a well-diversified portfolio with commercial and development products and enhanced internal capabilities, provide long-term growth; and its ability to execute key 2016 milestones, including plans to achieve commercial, financial and business development objectives are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2015, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016 and subsequent filings with the SEC. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Q3-2016 Earnings Call Agenda 3 Q3-2016 and Recent Highlights1 5 Q&A 2 Commercial Performance 4 Portfolio Expansion and 2016 Key Priorities 3 Financial Results and Guidance

Strong Revenue Growth 4 GAAP Revenue ($M) 3Q-2015 3Q-2016 $96.2 $143.8 +50% YTD 2015 YTD 2016 $309.5 $380.5 +23% Makena CBRFeraheme Ex-US collaboration revenue1 1 Collaboration revenue related to the termination of AMAG’s ex-US ferumoxytol marketing agreement.

Q3-2016 Highlights and Recent Events 5  Drove significant top & bottom line growth in Q3-2016 – Achieved record sales of Makena; gained another 4 market share points – Increased enrollments at CBR vs. Q2-2016 – Maintained Feraheme market share – Realized strong operating income/adjusted EBITDA results  Generated $68M of cash and investments in Q3-2016 (YTD: $148M)  Tightened annual revenue guidance to upper end of previous range  Dosed first subjects in definitive pharmacokinetic (PK) study and comparative pain study of Makena subcutaneous (SQ) auto-injector program  Accelerated potential approval timeline for Feraheme IDA label expansion trial by approximately 6 months

Milestones: Next-Generation Development Programs

Milestone	2016				2017				2018			
Makena SQ Auto-Injector Program	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**
Definitive PK – dose 1st patient				●								
Pain study – dose 1st patient				●								
Topline data					●							
sNDA filed						●						
Expected approval									●			
Feraheme IDA Label Expansion Trial	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**	**Q1**	**Q2**	**Q3**	**Q4**
Trial initiated	●											
Trial enrollment completed				●								
Topline data					●							
sNDA filed (accelerated 6 months)						●	←	○				
Expected approval (accelerated 6 months)										●	←	○

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Commercial Performance

MATERNAL HEALTH: MAKENA

Continued to Drive Makena Sales

Strong commercial execution

($M)


+43%
$65.2
$93.4
Q3-2015
Q3-2016
+28%
$184.3
$236.8
YTD 2015
YTD 2016

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MATERNAL HEALTH: MAKENA

Makena gained 11 Percentage Share Points YTD 2016

$1B Market Opportunity[1]

Estimated Market Share[2]


Year end 2015
Makena 30%
Off Guidance[3] 30%
Compounded Hydroxyprogesterone Caproate 40%


Q3-2016
Makena 41%
Off Guidance[3] 30%
Compounded Hydroxyprogesterone Caproate 29%

[1] Based on 140,000 patients, >16 injections/patient and net revenue of ~$425/injection.
[2] Company estimates Makena market share based on distributor dispensing data and all other market share based on physician market research data conducted by AMAG.
[3] Off guidance represents patients treated outside guidance of Society for Maternal Fetal Medicine, including patients treated with unapproved therapies and untreated patients.

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MATERNAL HEALTH: MAKENA

Growth Drivers
Accomplishments

1 **Continue share gains from compounders**
- ✓ Increased Q3-2016 single-dose vial sales to 66% of total Makena sales, up from 30% in Q2-2016

2 **Increase Makena @Home administration**
- ✓ Increased average paid injections per patient to 14.2 weeks, up from 14.0 in Q2-2016

3 **Expanding share of voice with target customers**
- ✓ Enhanced agreement with Optum Home Health to include co-promotion of Makena



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11 $7.2 $28.0 Q3-2015 Q3-2016 $29.2 $29.9 Q3-2015 Q3-2016 +2.4% GAAP CBR Revenue Non-GAAP, Pro Forma CBR Revenue2 1 AMAG acquired CBR on August 17, 2015. 2 See slides 29-31 for reconciliations of GAAP to non-GAAP financial information. 3 Represents pro forma revenue. AMAG acquired CBR on August 17, 2015. Attractive Recurring Revenue Stream Return to Growth ($M) M A T E R N A L H E A L T H : C O R D B L O O D R E G I S T R Y 31

MATERNAL HEALTH: CORD BLOOD REGISTRY

Growth Drivers

Accomplishments

1 **Differentiate CBR's offerings**
- ✓ Enhanced messaging to capitalize on generational shift

2 **Continue improvement in commercial execution and leverage field footprint**
- ✓ Emphasized competitive advantages and market position

3 **Align pricing with value proposition on cord blood and tissue storage**
- ✓ Increased enrollments versus prior quarter
- ✓ Grew quarterly revenue versus prior quarter and year over year



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H E M A T O L O G Y / O N C O L O G Y : F E R A H E M E 13 $23.2 $22.3 Q3-2015 Q3-2016 Differentiated Product, Expect Future Growth ($M) $65.2 $70.8 YTD 2015 YTD 2016 +8.6% -4.2% In Q3-2016, IV iron market declined 4.2% versus Q2-2016 YTD 2016, IV iron market has grown 10.5%

HEMATOLOGY/ONCOLOGY: FERAHEME

Broad IDA Label Would Double Market Opportunity[1]


Feraheme
~26%
IDA-CKD
IDA
Other IV irons
~74%
4.5 million Americans diagnosed with IDA[3]
IDA-CKD
IDA
1.5 million in women's health[3]

IDA IV Iron Market (non-dialysis)

Opportunity with Broad IDA indication[1]
~$660M / year (non-dialysis)[2]

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[1] If regulatory approval is received for broad IDA indication.
[2] AMAG estimates market opportunity using ~$600/gram and 1.1M grams (Q3-2016 IMS data annualized).
[3] Global Intravenous (I.V.) Iron Drugs Market Report: 2015 Edition.

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HEMATOLOGY/ONCOLOGY: FERAHEME

Growth Drivers

Accomplishments

1 **Growth in key segments**

- ✓ Completed agreement with a large hospital GPO for expanded access to more than 100,000 grams of IV iron annually

2 **Optimize net revenue per gram**

- ✓ Continued sustainable & predictable broad patient access strategy

3 **Expand label to include IDA all comers which would double addressable market**

- ✓ Continued rapid enrollment in head-to-head, Ph. 3 trial thereby accelerating sNDA filing to mid-2017



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Financial Results

GAAP Total Revenue and Operating Income (Loss) ($M) 17 GAAP Total Revenue 3Q-2015 3Q-2016 $96.2 $143.8 Makena CBRFeraheme GAAP Operating Income (Loss) ($1.4) $38.8 3Q-2015 3Q-2016 1 1 AMAG acquired CBR on August 17, 2015.

Q3-2016 Financial Summary 18 ($M, except per share data) Q3-2016 (GAAP) Adjustments Q3-2016 (Non-GAAP) Total revenues $143.8 $2.0 4 $145.8 Cost of revenue 30.7 (21.3) 6,7 9.4 Gross profit $113.1 $23.3 $136.4 Operating expenses 74.3 (14.1) 8,9 60.2 Operating income / Adjusted EBITDA $38.8 $37.4 $76.2 Interest expense and other (17.5) 3.2 14 (14.3) Net income (loss) before taxes $21.3 $40.6 $61.8 Income tax expense (benefit) 5.1 (5.1) 17 0 Net income (loss) $16.2 $45.6 $61.8 Net income (loss) per diluted share $0.43 $1.78 Weighted average diluted shares* 42.1 34.7 Note: See corresponding footnotes 4,6,7,8,9,14,17 on slide 30, and slides 29-31 for reconciliations of GAAP to non-GAAP financial information. * See slide 33 for share reconciliation.

Non-GAAP Revenue Growth Translates into Strong Adjusted EBITDA 19 3Q-2015 3Q-2016 $103.5 $145.8 Non-GAAP Total Revenue1 Non-GAAP Adjusted EBITDA1 $52.8 $76.2 3Q-2015 3Q-2016 +44% +41% For the 3-months ended September 30 ($M) 1 See slides 29-31 for reconciliations of GAAP to non-GAAP financial information. 2 AMAG acquired CBR on August 17, 2015. Makena CBR2Feraheme/MuGard

Strong Cash Flow Generation 20 ($M) 9/30/16 12/31/15 Cash, cash equivalents and investments $614 $466 Principal debt outstanding Convertible senior notes (2.5%) $200 $200 Term loan facility (4.75%) 333 346 2023 senior notes (7.875%) 500 500 Total debt outstanding $1,033 $1,046 ($M) 9/30/16 12/31/15 Net debt $419 $580 Net leverage ratio1 1.7x 2.7x Total leverage ratio1 4.1x 4.9x 1 Leverage ratios based on LTM adjusted EBITDA for each period. • Achieved $300M in prior 12 month sales of Makena as of September 30, 2016 • $100M milestone to be paid to former Lumara Health shareholders in Q4-2016

Non-GAAP Revenue Growth Translates into Strong Adjusted EBITDA 21 YTD 2015 YTD 2016 $276.9 $396.1 Non-GAAP Total Revenue1 Non-GAAP Adjusted EBITDA1 $152.1 $188.3 YTD 2015 YTD 2016 +24% +43% For the 9-months ended September 30 ($M) 1 See slides 29-31 for reconciliations of GAAP to non-GAAP financial information. 2 AMAG acquired CBR on August 17, 2015. Makena CBR2 Feraheme/MuGard License fee, collaboration and other revenues

Updated 2016 Financial Guidance Range 22 ($M) 2016 GAAP Guidance 2016 Non-GAAP Guidance Previous Updated Previous1 Updated1 Makena sales $310 - $340 $330 - $340 $310 - $340 $330 - $340 Feraheme/MuGard sales $95 - $105 $95 - $105 $95 - $105 $95 - $105 CBR revenue $98 - $108 $98 - $108 $115 - $1252 $115 - $1252 Total revenue $503 - $553 $523 - $553 $520 - $570 $540 - $570 Net income $0 - $30 $3 - $23 $195 - $225 $200 - $220 Operating income $93 - $123 $98 - $118 N/A N/A Adjusted EBITDA N/A N/A $255 - $285 $260 - $280 1 See slide 32 for a reconciliation of 2016 financial guidance. 2 Revenue includes purchase accounting adjustments related to CBR deferred revenue of $17M in 2016. See slide 34 for an explanation of CBR deferred revenue adjustments. CBR was acquired on August 17, 2015.

AMAG Pharmaceuticals Portfolio Expansion and 2016 Key Priorities November 3, 2016

Transforming AMAG through M&A and Licensing 24 Future  Well-diversified portfolio of products  Mix of commercial assets and development pipeline for long-term growth  Enhanced internal capabilities that come with scaled organization Today  Profitable company with strong growth  Multiple therapeutic areas in attractive segments  Maturing next generation development pipeline o Feraheme IDA label expansion1 o Makena SQ auto-injector1  Velo option agreement for the treatment of severe preeclampsia Past  Dependent on single product  Significant cash burn  Limited opportunities for organic growth Feraheme MuGard Makena Product 5 Product 6CBR 1 If regulatory approval is received.

Portfolio Expansion Acquire Innovative Products with Long-Term Growth Potential 25 Strong financial profile, management team & corporate infrastructure Commercial & Digital Expertise Maternal Health Hematology / Oncology, Nephrology & Hospital Future product Makena® Feraheme® MuGard® New therapeutic area Future product Future product

Executing on Key 2016 Milestones 26 2016  Commercialize single-dose, preservative-free formulation  Initiate definitive PK and comparative pain studies for subcutaneous auto-injector  Initiate a head-to-head Phase 3 clinical trial in Q1-2016 evaluating the safety of Feraheme compared to Injectafer in adults with IDA Makena Feraheme  Drive significant net product sales growth of +40% versus prior year  Achieve non-GAAP adjusted EBITDA of >$260M  Initiate share repurchase program Financial  Acquire or in-license marketed or late-stage development assets to accelerate future growth Business Development    

AMAG Pharmaceuticals Q&A Q3-2016 Financial Results November 3, 2016

AMAG Pharmaceuticals Appendix Q3-2016 Financial Results November 3, 2016

Reconciliation of Non-GAAP Adjustments to Net Income for the 3- and 9- Months Ended September 30, 2016 and 2015

(unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2016	2015	2016	2015
GAAP revenues	$ 143,782	$ 96,152	$ 380,500	$ 309,541
Service revenues	1,985 [4]	7,321 [4]	15,600 [4]	7,321 [4]
License fee, collaboration and other revenues	—	—	—	(39,965) [5]
Non-GAAP revenues	145,767	103,473	396,100	276,897
GAAP CBR revenues	27,965	7,177	71,863	7,177
Service revenues	1,985 [4]	7,321 [4]	15,600 [4]	7,321 [4]
Non-GAAP CBR revenues	29,950	14,498	87,463	14,498
GAAP costs of product sales and services	30,690	22,349	81,647	63,054
Cost of product sales	(20,915) [6]	(15,336) [6]	(53,151) [6]	(49,597) [6]
Cost of services	(359) [7]	(215) [7]	(1,072) [7]	(215) [7]
Non-GAAP costs of product sales and services	9,416	6,798	27,424	13,242
GAAP costs and expenses	105,022	97,537	316,215	220,994
Cost of product sales	(20,915) [6]	(15,336) [6]	(53,151) [6]	(49,597) [6]
Cost of services	(359) [7]	(215) [7]	(1,072) [7]	(215) [7]
Research and development expenses	(901) [8]	(1,550) [8]	(3,541) [8]	(3,241) [8]
Selling, general and administrative	(13,244) [9]	(10,561) [9]	(33,971) [9]	(20,246) [9]
Option rights to license orphan drug	—	(10,000) [10]	—	(10,000) [10]
Impairment charges of intangible assets	—	—	(15,963) [11]	—
Acquisition-related costs	—	(8,500) [12]	—	(11,153) [12]
Restructuring expenses	—	(738) [13]	(712) [13]	(1,752) [13]
Non-GAAP costs and expenses	69,603	50,637	207,805	124,790
GAAP other income (expense), including income tax expense (benefit)	(22,564)	(19,199)	(56,211)	(62,969)
Non-cash interest expense	3,171 [14]	3,111 [14]	9,333 [14]	8,943 [14]
Loss on debt extinguishment	—	10,449 [15]	—	10,449 [15]
Other income (expense)	—	9,187 [16]	—	9,185 [16]
Income tax expense (benefit)	5,069 [17]	(14,130) [17]	3,725 [17]	9,513 [17]
Non-GAAP other income (expense)	(14,324)	(10,582)	(43,153)	(24,879)
GAAP net income (loss)	16,196	(20,584)	8,074	25,578
Total adjustments	45,644	62,838	137,068	101,650
Non-GAAP net income (loss)	61,840	42,254	145,142	127,228

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Footnotes: Reconciliation of Non-GAAP Adjustments to Net Income for the 3- and 9- Months Ended September 30, 2016 and 2015 30 4 Represents purchase accounting adjustments related to deferred revenue in connection with the CBR acquisition. 5 Represents adjustments to exclude certain non-cash revenue associated with the 2014 termination of the company’s ex-US ferumoxytol marketing agreement. 6 Adjustments to eliminate the following: (i) non-cash step-up of inventory from purchase accounting; (ii) amortization expense related to intangible assets; (iii) depreciation expense; and (iv) stock-based compensation expense. 7 Adjustments to eliminate depreciation expense. 8 Adjustments to eliminate the following: (i) non-cash step-up of inventory used in research and development from purchase accounting; (ii) depreciation expense; and (iii) stock-based compensation expense. 9 Adjustments to eliminate the following: (i) non-cash adjustments related to contingent consideration; (ii) amortization expense related to intangible assets; (iii) depreciation expense; and (iv) stock-based compensation expense. 10 Eliminate one-time costs related to Velo option. 11 Impairment expense of $15.7 million related to the MuGard intangible asset and $0.2 million related to the favorable lease intangible asset 12 Adjustments to eliminate one-time costs related to CBR acquisition. 13 Adjustments to eliminate non-recurring restructuring costs. 14 Adjustments to eliminate non-cash interest expense. 15 Eliminate non-cash or one-time expenses related to the August 2015 term loan refinancing. 16 Eliminate one-time expenses related to the August 2015 debt financing. 17 Adjustments to eliminate non-cash income tax expense (benefit).

Reconciliation of GAAP to Non-GAAP Net Income (Loss) and Adjusted Net Income Per Share for the 3- and 9-Months Ended September 30, 2016 and 2015

(unaudited, amounts in thousands, except per share data)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015
GAAP Net Income (Loss)	$ 16,196	$ (20,584)	$ 8,074	$ 25,578
Adjustments:				
Interest expense, net	17,471	13,698	52,683	33,827
Loss on debt extinguishment	—	10,449	—	10,449
Other income	24	9,182	(197)	9,180
Provision for income tax	5,069	(14,130)	3,725	9,513
Operating income	38,760	(1,385)	64,285	88,547
Purchase accounting adjustments related to CBR deferred revenue	1,985	7,321	15,600	7,321
Non-cash collaboration revenue	—	—	—	(39,965)
Depreciation and intangible asset amortization	24,672	15,350	65,104	40,333
Non-cash inventory step-up adjustments	1,573	2,122	4,718	11,948
Stock-based compensation	5,468	4,889	16,808	11,572
Adjustments to contingent consideration	3,708	2,886	5,106	4,525
Option rights to license orphan drug	—	10,000	—	10,000
Impairment charges of intangible assets	—	—	15,963	—
Acquisition-related costs	—	10,901	—	13,735
Restructuring costs	—	753	712	4,090
Non-GAAP adjusted EBITDA	76,166	52,837	188,296	152,106
Cash interest	(14,323)	(10,582)	(43,154)	(24,879)
Non-GAAP Net Income	$ 61,843	$ 42,255	$ 145,142	$ 127,227
Basic:				
GAAP net income (loss) per share - Basic	$ 0.47	$ (0.62)	$ 0.23	$ 0.84
Shares used in GAAP per share computation	34,171	33,223	34,377	30,379
Non-GAAP net income per share - Basic	$ 1.81	$ 1.27	$ 4.22	$ 4.19
Shares used in non-GAAP per share computation	34,171	33,223	34,377	30,379
Diluted:				
GAAP net income (loss) per share - Diluted	$ 0.43	$ (0.62)	$ 0.23	$ 0.73
Shares used in GAAP per share computation	42,111	33,223	34,764	34,962
Non-GAAP net income per share - Diluted	$ 1.78	$ 1.02	$ 4.18	$ 3.31
Shares used in non-GAAP per share computation	34,730	41,229	34,764	38,430

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Reconciliation of 2016 Financial Guidance of Non-GAAP Adjusted EBITDA and Non-GAAP Net Income 32 2016 Financial Guidance ($M) Previous Updated GAAP net income $0 - $30 $3 - $23 Adjustments: Interest expense, net 73 73 Provision for income tax 20 22 Operating income $93 - $123 $98 - $118 Purchase accounting adjustments related to CBR deferred revenue 17 17 Depreciation & intangible asset amortization 91 91 Impairment charges of intangible assets 16 16 Non-cash inventory step-up adjustments 5 5 Stock-based compensation 26 26 Adjustments to contingent consideration 6 6 Restructuring costs 1 1 Non-GAAP adjusted EBITDA $255 - $285 $260 - $280 Cash interest expense (60) (60) Non-GAAP net income $195 - $225 $200 - $220

Share Count Reconciliation 33 1 Employee equity incentive awards, convertible notes and warrants would be anti-dilutive in this period utilizing the “if-converted” method, which adjusts net income for the after-tax interest expense applicable to the convertible notes. 2 Reflects the Non-GAAP dilutive impact of employee equity incentive awards and convertible notes. 3 Reflects the impact of the non-GAAP benefit of the bond hedge and warrants. (M) Q3-2016 Q3-2015 Weighted average basic shares outstanding 34.2 33.2 Employee equity incentive awards 0.5 --1 Convertible notes 7.4 --1 Warrants --1 --1 GAAP diluted shares outstanding 42.1 33.2 Employee equity incentive awards -- 1.52 Convertible notes (7.4)2 7.42 Effect of bond hedge and warrants -- (0.9)3 Non-GAAP diluted shares outstanding 34.7 41.2

CBR Non-GAAP Revenue Adjustment 34 PURCHASE ACCOUNTING FUTURE IMPACT $3.1 $58.8 $0 $10 $20 $30 $40 $50 $60 $70 Closing Date GAAP Write-Off Amount Deferred revenue balance on August 17, 2015 $17.0 $5.5 $5.4 $5.3 $55.4 $0 $10 $20 $30 $40 $50 2016 2017 2018 2019 2020-2078 Non-GAAP Addback Addback to calculate non-GAAP revenue to be reported in future periods ($M) Purchase accounting rules require write- down of closing date deferred revenue on balance sheet at acquisition date ($M) 1 2 3

AMAG Pharmaceuticals Q3-2016 Financial Results November 3, 2016